UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 26, 2016

JOHNSON & JOHNSON

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective January 26, 2016, the Board of Directors (the “Board”) of Johnson & Johnson (the “Company”) adopted and approved amended By-Laws of the Company (the “By-Laws”).
The By-Laws were amended primarily to implement proxy access. Specifically, new Section 8 of Article I implements proxy access with the following key parameters:

•	Ownership threshold: at least 3% of our outstanding shares entitled to vote for the election of all directors;

•	Holding period: continuously for 3 years;

•	Number of nominees: up to 20% of the existing size of the Board (rounded down to the nearest whole number), with a minimum of two director nominees if the Board size is less than 10 directors;

•	Nominating group size: up to 20 shareholders, each of whom meets the requirements of the By-Laws, may group together to reach the 3% ownership threshold;

•
Single shareholder definition: includes (i) funds under common management and investment control; (ii) funds under common management and funded primarily by the same employer; and (iii) a “group of investment companies” as defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended;

•	Treatment of loaned shares: loaned shares will count for ownership, so long as the shareholder has the power to recall them on no more than five business days’ notice; and

•	Holding requirement: the shareholder (or each shareholder in the nominating group) must hold the requisite amount of shares through the annual meeting date.
Shareholders and shareholder nominees must satisfy additional requirements specified in the By-Laws.
In addition, the By-Laws were amended as follows:

•
to include additional informational requirements and to clarify the deadlines for submitting nominations or proposing other business for consideration at the Company’s annual meetings of shareholders under the advance notice provisions (Article I, Section 7);

•	to provide the Board with flexibility as to when to hold an annual meeting of the Board for purposes of electing officers (Article II, Section 3);

•	to update the number of directors needed for purposes of calling special meetings of the Board (Article II, Section 5);

•
to include certain requirements related to voting arrangements, compensation arrangements and confidentiality with respect to all directors and, in some cases, director nominees, unless otherwise required by law or provided in the By-Laws (Article II, Section 10); and

•	to reflect certain other technical and clarifying refinements (Article I, Section 2, and Article VII, Section 2).
The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to text of the By-Laws, as amended, filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	By-Laws of Johnson & Johnson, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: January 26, 2016	By:	/s/ Douglas K. Chia
Douglas K. Chia
Secretary